JOHN HANCOCK FUNDS
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                         JOHN HANCOCK DECLARATION TRUST

                                   PROSPECTUS
                                   May 1, 1998
                            as revised October 21, 1998

The John Hancock Declaration Trust consists of fifteen mutual funds, eleven of which are described in this Prospectus (each, a "Fund" and collectively, the "Funds"):

                  JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND
                     JOHN HANCOCK V.A. EMERGING GROWTH FUND
                  JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND
                         JOHN HANCOCK V.A. GROWTH FUND
                    JOHN HANCOCK V.A. GROWTH AND INCOME FUND
                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND
                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND
                          JOHN HANCOCK V.A. BOND FUND
                    JOHN HANCOCK V.A. STRATEGIC INCOME FUND
                     JOHN HANCOCK V.A. HIGH YIELD BOND FUND
                      JOHN HANCOCK V.A. MONEY MARKET FUND

--------------------------------------------------------------------------------

                                                                   Page
TABLE OF CONTENTS                                                  ----
The Funds' Financial Highlights.............................         3
Investment Objective and Overview of Each Fund..............         7
Investment Policies and Strategies..........................         8
Purchase and Redemption of Shares...........................        12
     Investments in Shares of the Funds.....................        12
     Share Price............................................        12
     Redeeming Shares.......................................        13
Organization and Management of the Funds....................        13
The Funds' Expenses.........................................        15
Dividends and Taxes.........................................        15
Performance.................................................        16
Risk Factors, Investments and Techniques....................        16
Appendix....................................................        24

AN INVESTMENT IN JOHN HANCOCK V.A. MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

JOHN HANCOCK V.A. STRATEGIC INCOME FUND AND JOHN HANCOCK V.A. HIGH YIELD BOND FUND MAY INVEST UP TO 100% OF THEIR RESPECTIVE TOTAL ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "RISK FACTORS, INVESTMENTS AND TECHNIQUES" AND THE APPENDIX.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                        (continued on next page)

                                        [RECYCLE LOGO]Printed on Recycled Paper.

[JOHN HANCOCK FUNDS LOGO]

(continued from prior page)

This Prospectus sets forth information about the Funds that you should know before investing. Please read and retain it for future reference. The Funds are designed primarily to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies. This Prospectus should be read in conjunction with the separate account Prospectus of the specific insurance product which accompanies this Prospectus. Each Fund is a diversified series of John Hancock Declaration Trust (the "Trust").

Additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Funds' Statement of Additional Information, dated May 1, 1998, which is incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Servicing Center ("Servicing Center"), P.O. Box 9298, Boston, Massachusetts 02205-9298, 1-800-824-0335. Shares of a Fund may not be available in your state due to various insurance or other regulations. Please check with your insurance company for Funds that are available in your state. Inclusion of a Fund in this Prospectus which is not available in your state is not to be considered a solicitation.

THE FUNDS' FINANCIAL HIGHLIGHTS

The information in the following table of Financial Highlights has been audited by Ernst & Young LLP, the Funds' independent auditor, whose report is included in the Funds' 1997 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Servicing Center at the address or telephone number listed on the front page of this Prospectus. V.A. Special Opportunities Fund, V.A. Growth and Income Fund and V.A. High Yield Bond Fund are newly organized series of the Trust and have no operating history.

Selected data for a share outstanding throughout the period indicated is as follows:

                                                               V.A. FINANCIAL
                                                              INDUSTRIES FUND                  V.A. EMERGING GROWTH FUND
                                                            --------------------      -------------------------------------------
                                                                PERIOD ENDED              PERIOD ENDED             YEAR ENDED
                                                            DECEMBER 31, 1997(2)      DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                                            --------------------      --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period................             $ 10.00                  $ 10.00                  $  9.32
                                                                   -------                  -------                  -------
  Net Investment Income (loss)(3).....................                0.11                     0.02                    (0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions.....                3.39                    (0.68)                    1.05
                                                                   -------                  -------                  -------
      Total from Investment Operations................                3.50                    (0.66)                    1.03
                                                                   -------                  -------                  -------
  Less Distributions:
    Dividends from Net Investment Income..............               (0.05)                   (0.02)                   (0.00)(4)
    Distributions from Net Realized Gain on
      Investments Sold................................               (0.01)                      --                       --
                                                                   -------                  -------                  -------
      Total Distributions.............................               (0.06)                   (0.02)                   (0.00)
                                                                   -------                  -------                  -------
  Net Asset Value, End of Period......................             $ 13.44                  $  9.32                  $ 10.35
                                                                   =======                  =======                  =======
  Total Investment Return at Net Asset Value (5)......               35.05%(7)                (6.62%)(7)               11.06%
  Total Adjusted Investment Return at Net Asset Value
    (5)(6)............................................               34.71%(7)                (8.05%)(7)                9.34%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s omitted)............             $18,465                  $   975                  $ 3,841
  Ratio of Expenses to Average Net Assets.............                1.05%(8)                 1.00%(8)                 1.00%
  Ratio of Adjusted Expenses to Average Net Assets
    (9)...............................................                1.39%(8)                 5.19%(8)                 2.72%
  Ratio of Net Investment Income (loss)to Average Net
    Assets............................................                1.32%(8)                 0.62%(8)                (0.16%)
  Ratio of Adjusted Net Investment Income (loss) to
    Average Net Assets (9)............................                0.98%(8)                (3.57%)(8)               (1.88%)
  Portfolio Turnover Rate.............................                  11%                      31%                      79%
  Fee Reduction Per Share (3).........................             $  0.03                  $  0.14                  $  0.17
  Average Brokerage Commission Rate (10)..............             $0.0696                  $0.0694                  $0.0687

 (1) Commenced operations on August 29, 1996.
 (2) Commenced operations on April 30, 1997.
 (3) Based on the average of the shares outstanding at the end of each month.
 (4) Less than $0.01 per share.
 (5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
 (7) Not annualized.
 (8) Annualized.
 (9) Unreimbursed, without fee reduction.
(10) Per portfolio share traded.

THE FUNDS' FINANCIAL HIGHLIGHTS

                                                  V.A. GROWTH FUND                           V.A. INDEPENDENCE EQUITY FUND
                                     -------------------------------------------      -------------------------------------------
                                         PERIOD ENDED             YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                     DECEMBER 31, 1996(1)      DECEMBER 31, 1997      DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                     --------------------      -----------------      --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.........................        $ 10.00                  $  9.39                 $ 10.00                  $ 11.11
                                           -------                  -------                 -------                  -------
  Net Investment Income (loss)
    (2)............................          (0.01)                   (0.04)                   0.06                     0.16
  Net Realized and Unrealized Gain
    (Loss) on Investments..........          (0.60)                    1.38                    1.12                     3.23
                                           -------                  -------                 -------                  -------
      Total from Investment
        Operations.................          (0.61)                    1.34                    1.18                     3.39
                                           -------                  -------                 -------                  -------
  Less Distributions:
    Dividends from Net Investment
      Income.......................             --                       --                   (0.06)                   (0.14)
    Distributions from Net Realized
      Gain on Investments Sold.....             --                       --                   (0.01)                   (0.25)
                                           -------                  -------                 -------                  -------
      Total Distributions..........             --                       --                   (0.07)                   (0.39)
                                           -------                  -------                 -------                  -------
  Net Asset Value, End of Period...        $  9.39                  $ 10.73                 $ 11.11                  $ 14.11
                                           =======                  =======                 =======                  =======
  Total Investment Return at Net
    Asset Value (3)................          (6.10%)(5)               14.27%                  11.78%(5)                30.68%
  Total Adjusted Investment Return
    at Net Asset Value (3)(4)......          (7.39%)(5)               12.90%                  10.66%(5)                30.04%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s
    omitted).......................        $   994                  $ 3,733                 $ 1,149                  $ 8,719
  Ratio of Expenses to Average Net
    Assets.........................           1.00%(6)                 1.00%                   0.95%(6)                 0.95%
  Ratio of Adjusted Expenses to
    Average Net Assets (7).........           4.76%(6)                 2.37%                   4.23%(6)                 1.59%
  Ratio of Net Investment Income to
    Average Net Assets.............          (0.23%)(6)               (0.39%)                  1.60%(6)                 1.24%
  Ratio of Adjusted Net Investment
    Income to Average Net Assets
    (7)............................          (3.99%)(6)               (1.76%)                 (1.68%)(6)                0.60%
  Portfolio Turnover Rate..........             68%                     136%                     24%                      53%
  Fee Reduction Per Share (2)......        $  0.13                  $  0.13                 $  0.12                  $  0.08
  Average Brokerage Commission Rate
    (8)............................        $0.0691                  $0.0694                 $0.0210                  $0.0249

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded.

THE FUNDS' FINANCIAL HIGHLIGHTS

                                            V.A. SOVEREIGN INVESTORS FUND                     V.A. STRATEGIC INCOME FUND
                                     -------------------------------------------      -------------------------------------------
                                         PERIOD ENDED             YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                     DECEMBER 31, 1996(1)      DECEMBER 31, 1997      DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                     --------------------      -----------------      --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.........................        $ 10.00                  $ 10.74                  $10.00                  $10.30
                                           -------                  -------                  ------                  ------
  Net Investment Income(2).........           0.07                     0.22                    0.27                    0.91
  Net Realized and Unrealized Gain
    (Loss) on Investments, Foreign
    Currency Transactions and
    Financial Futures Contracts....           0.76                     2.82                    0.36                    0.26
                                           -------                  -------                  ------                  ------
      Total from Investment
        Operations.................           0.83                     3.04                    0.63                    1.17
                                           -------                  -------                  ------                  ------
  Less Distributions:
    Dividends from Net Investment
      Income.......................          (0.07)                   (0.18)                  (0.27)                  (0.91)
    Distributions from Net Realized
      Gain on Investments Sold.....          (0.02)                   (0.01)                  (0.06)                  (0.09)
                                           -------                  -------                  ------                  ------
      Total Distributions..........          (0.09)                   (0.19)                  (0.33)                  (1.00)
                                           -------                  -------                  ------                  ------
  Net Asset Value, End of Period...        $ 10.74                  $ 13.59                  $10.30                  $10.47
                                           =======                  =======                  ======                  ======
  Total Investment Return at Net
    Asset Value (3)................           8.30%(5)                28.43%                   6.45% (5)              11.77%
  Total Adjusted Investment Return
    at Net Asset Value (3)(4)......           7.30%(5)                28.12%                   5.96%(5)               11.25%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s
    omitted).......................        $ 1,111                  $12,187                  $2,131                  $5,540
  Ratio of Expenses to Average Net
    Assets.........................           0.85%(6)                 0.85%                   0.85%(6)                0.85%
  Ratio of Adjusted Expenses to
    Average Net Assets (7).........           3.78%(6)                 1.16%                   2.28%(6)                1.37%
  Ratio of Net Investment Income to
    Average Net Assets.............           1.90%(6)                 1.81%                   7.89%(6)                8.77%
  Ratio of Adjusted Net Investment
    Income (loss) to Average Net
    Assets (7).....................          (1.03%)(6)                1.50%                   6.46%(6)                8.25%
  Portfolio Turnover Rate..........             17%                      11%                     73%                    110%
  Fee Reduction Per Share (2)......        $  0.11                  $  0.04                  $ 0.05                  $ 0.05
  Average Brokerage Commission Rate
    (8)............................        $0.0235                  $0.0700                      --                      --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded.

THE FUNDS' FINANCIAL HIGHLIGHTS

                                                   V.A. BOND FUND
                                         (formerly V.A. SOVEREIGN BOND FUND)                    V.A. MONEY MARKET FUND
                                     -------------------------------------------      -------------------------------------------
                                         PERIOD ENDED             YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                     DECEMBER 31, 1996(1)      DECEMBER 31, 1997      DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                     --------------------      -----------------      --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.........................         $10.00                  $10.19                  $  1.00                  $ 1.00
                                            ------                  ------                  -------                  ------
  Net Investment Income (2)........           0.23                    0.68                     0.02                    0.05
  Net Realized and Unrealized Gain
    on Investments.................           0.21                    0.24                       --                      --
                                            ------                  ------                  -------                  ------
      Total from Investment
        Operations.................           0.44                    0.92                     0.02                    0.05
                                            ------                  ------                  -------                  ------
  Less Distributions:
    Dividends from Net Investment
      Income.......................          (0.23)                  (0.68)                   (0.02)                  (0.05)
    Distributions from Net Realized
      Gain on Investments Sold.....          (0.02)                  (0.07)                      --                      --
                                            ------                  ------                  -------                  ------
      Total Distributions..........          (0.25)                  (0.75)                   (0.02)                  (0.05)
                                            ------                  ------                  -------                  ------
  Net Asset Value, End of Period...         $10.19                  $10.36                  $  1.00                  $ 1.00
                                            ======                  ======                  =======                  ======
  Total Investment Return at Net
    Asset Value (3)................           4.42%(5)                9.30%                    1.61%(5)                4.88%
  Total Adjusted Investment Return
    at Net Asset Value (3)(4)......           3.25%(5)                7.52%                   (7.55%)(5)               4.36%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s
    omitted).......................         $1,056                  $3,682                  $   207                  $8,377
  Ratio of Expenses to Average Net
    Assets.........................           0.75%(6)                0.75%                    0.75%(6)                0.75%
  Ratio of Adjusted Expenses to
    Average Net Assets (7).........           4.15%(6)                2.53%                   27.48%(6)                1.27%
  Ratio of Net Investment Income to
    Average Net Assets.............           6.69%(6)                6.57%                    4.68%(6)                4.86%
  Ratio of Adjusted Net Investment
    Income (loss) to Average Net
    Assets (7).....................           3.29%(6)                4.79%                  (22.05%)(6)               4.34%
  Portfolio Turnover Rate..........             45%                    193%                      --                      --
  Fee Reduction Per Share (2)......         $ 0.12                  $ 0.18                  $  0.08                  $ 0.00(8)

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

INVESTMENT OBJECTIVE AND OVERVIEW OF EACH FUND

JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND ("Financial Industries Fund") seeks capital appreciation primarily through investments in equity securities of financial services companies throughout the world.

JOHN HANCOCK V.A. EMERGING GROWTH FUND ("Emerging Growth Fund") seeks long-term growth of capital. The potential for growth of capital is the sole basis for selection of portfolio securities. Current income is not a factor in this selection.

JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND ("Special Opportunities Fund") seeks long term capital appreciation. The Fund invests primarily in equity securities of domestic and foreign issuers in various economic sectors, selected according to both macroeconomic factors and the outlook for each sector.

JOHN HANCOCK V.A. GROWTH FUND ("Growth Fund") seeks long-term capital appreciation. The Fund invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term.

JOHN HANCOCK V.A. GROWTH AND INCOME FUND ("Growth and Income Fund") seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital.

JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND ("Independence Equity Fund") seeks above-average total return, consisting of capital appreciation and income. The Fund will diversify its investments to create a portfolio focused on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long term.

JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND ("Sovereign Investors Fund") seeks long-term growth of capital and income without assuming undue market risks. At times, however, because of market conditions, the Fund may find it advantageous to invest primarily for current income. The Fund invests primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends.

JOHN HANCOCK V.A. BOND FUND ("Bond Fund") (formerly John Hancock V.A. Sovereign Bond Fund) seeks a high level of current income consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high yield, high risk, fixed income securities.

JOHN HANCOCK V.A. STRATEGIC INCOME FUND ("Strategic Income Fund") seeks a high level of current income. The Fund invests primarily in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers.

JOHN HANCOCK HIGH YIELD BOND FUND ("High Yield Bond Fund") seeks to maximize current income without assuming undue risk. The Fund invests primarily in junk bonds, i.e., lower-rated, higher-yielding debt securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

JOHN HANCOCK V.A. MONEY MARKET FUND ("Money Market Fund") seeks maximum current income consistent with capital preservation and liquidity. The Fund invests only in high-quality money market instruments.

There can be no assurance that the Funds will achieve their investment objectives. See "RISK FACTORS, INVESTMENTS AND TECHNIQUES."

The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"), a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"). The sub-adviser of the Independence Equity Fund is Independence Investment Associates, Inc. ("IIA"), a wholly owned indirect subsidiary of the Life Company. The sub-adviser of the Sovereign Investors Fund is Sovereign Asset Management Corporation ("SAMCorp" and, together with IIA, the "Sub-advisers"), also a wholly owned indirect subsidiary of the Life Company.
                            ------------------------

INVESTMENT POLICIES AND
STRATEGIES

THE EQUITY FUNDS

    THE EQUITY FUNDS OFFER A RANGE OF INVESTMENT ALTERNATIVES FOCUSING ON COMMON STOCKS.

The FINANCIAL INDUSTRIES FUND, EMERGING GROWTH FUND, SPECIAL OPPORTUNITIES FUND, GROWTH FUND, GROWTH AND INCOME FUND, INDEPENDENCE EQUITY FUND AND SOVEREIGN INVESTORS FUND (collectively, the "Equity Funds") invest primarily in equity securities. Each Equity Fund, other than the Growth and Income Fund, invests at least 65% of its assets, and, in the case of the Emerging Growth Fund, 80% of its assets, in equity securities. However, under normal market conditions, the Equity Funds (other than the Growth and Income Fund) are substantially fully invested in common stocks. The Growth and Income Fund will allocate its assets between equity and fixed income securities. Each Equity Fund is managed according to traditional methods of "active" management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Independence Equity Fund is managed using model driven quantitative techniques.

In addition to common stocks, each Equity Fund may invest in preferred stock and securities convertible into common and preferred stock. However, if deemed advisable by the Adviser or relevant Sub-adviser, the Equity Funds may invest in cash and any other types of securities including warrants, bonds, notes and other fixed income securities or obligations of domestic governments and their political subdivisions or domestic corporations. The Financial Industries Fund, Emerging Growth Fund, Special Opportunities Fund, Growth Fund and Growth and Income Fund may also invest in obligations of foreign governments and their political subdivisions or foreign corporations. Each Equity Fund other than Financial Industries Fund will diversify its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry.

    THE FINANCIAL INDUSTRIES FUND INVESTS PRIMARILY IN FINANCIAL SERVICES COMPANIES LOCATED IN THE U.S. AND FOREIGN COUNTRIES.

Under ordinary circumstances, the FINANCIAL INDUSTRIES FUND invests at least 65% of its total assets in equity securities of financial services companies. For this purpose, equity securities include common and preferred stocks and their equivalents (including warrants to purchase and securities convertible into such stocks).

A financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

The Fund currently uses a strategy of investing in financial services companies that are, in the opinion of the Fund's management team, currently underpriced in consolidating or restructuring industries, or in a position to benefit from regulatory changes. This strategy can be changed at any time. For a description of the investment characteristics of the Financial Industries, see the "FINANCIAL INDUSTRIES."

    THE EMERGING GROWTH FUND INVESTS PRIMARILY IN SMALL-SIZED COMPANIES THAT TEND TO BE AT A STAGE OF DEVELOPMENT ASSOCIATED WITH HIGHER THAN AVERAGE GROWTH.

The EMERGING GROWTH FUND invests in common stocks and other equity securities of domestic and foreign issuers (including convertible securities) of rapidly growing, small-sized companies (with a total market capitalization of up to $1 billion). In normal circumstances, the Fund invests at least 80% of its total assets in these companies. The Adviser selects investments that it believes offer growth potential higher than average for all companies. The Adviser expects that common stocks of rapidly growing smaller capitalization companies in an emerging growth stage of development generally offer the most attractive growth prospects. However, the Fund may also invest in equity securities of larger, more established companies that the Adviser believes offer superior growth potential. The Fund may invest without limitation in securities of foreign issuers.

    THE SPECIAL OPPORTUNITIES FUND INVESTS PRIMARILY IN COMMON STOCKS OF U.S. AND FOREIGN ISSUERS SELECTED FROM VARIOUS INCOME SECTORS.

The SPECIAL OPPORTUNITIES FUND seeks to achieve its investment objective by varying the relative weighting of its portfolio securities among various economic sectors based upon both macroeconomic factors and the outlook for each particular sector. The Adviser selects equity securities for the Fund from various economic sectors, including, but not limited to, the following: basic material, energy, capital equipment, technology, consumer cyclical, retail, consumer staple, health care, transportation, financial and utility. Under normal circumstances, at least 75% of the Fund's equity securities is invested in five or fewer sectors. The Fund may modify these sectors if the Adviser believes that they no longer represent appropriate investments for the Fund, or if other sectors offer better opportunities for investment. Subject to the Fund's policy of investing not more that 25% of its total assets in any one industry, issuers in any one sector may represent all of the Fund's net assets.

In selecting securities for the Fund's portfolio, the Adviser will determine the allocation of assets among equity securities, fixed-income securities and cash, the sectors that will be emphasized at any given time, the distribution of securities among the various sectors, the specific industries within each sector and the specific securities within each industry. A sector is considered a "sector opportunity" when, in the opinion of the Adviser, the issuers in that sector have a high earnings potential. In selecting particular issuers, the Adviser considers price/earnings ratios, ratios of market to book value, earnings growth, product innovation, market share, management quality and capitalization.

    THE GROWTH FUND INVESTS PRINCIPALLY IN COMMON STOCKS OF COMPANIES WHICH THE ADVISER BELIEVES OFFER OUTSTANDING GROWTH POTENTIAL OVER BOTH THE INTERMEDIATE AND LONG TERM.

The GROWTH FUND invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Adviser believes offer outstanding growth potential over both the intermediate and long term. The Adviser will pursue the strategy of investing in common stocks of those companies whose five-year average operating earnings and revenue growth are at least two times that of the economy, as measured by the Gross Domestic Product. Companies selected will generally have positive operating earnings growth for five consecutive years, although companies without a five-year record of positive earnings growth may also be selected if, in the opinion of the Adviser, they have significant growth potential.

    THE GROWTH AND INCOME FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF STOCK, BONDS AND MONEY MARKET INSTRUMENTS.

Under normal circumstances, the GROWTH AND INCOME FUND'S equity investments consist of common and preferred stocks which have yielded their holders a dividend return within the preceding 12 months and have the potential to increase dividends in the future; however, non-income producing securities may be held for anticipated increase in value. The Fund may invest in U.S. Government securities and corporate bonds, notes and other debt securities of any maturity.

In selecting equity securities for the Fund, the Adviser emphasizes issuers whose equity securities trade at valuation ratios lower than comparable issuers or the Standard & Poor's Composite Index. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the Adviser considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. The Adviser attempts to identify investments which possess characteristics, such as high relative value, intrinsic value, going concern value, net asset value and replacement book value, which are believed to limit sustained downside price risk, generally referred to as the "margin of safety" concept. The Adviser also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria.

    THE INDEPENDENCE EQUITY FUND INVESTS PRIMARILY IN COMMON STOCKS OF COMPANIES THAT THE ADVISER AND IIA BELIEVE ARE UNDERVALUED AND HAVE IMPROVING FUNDAMENTALS OVER BOTH THE INTERMEDIATE AND LONG TERM.

The INDEPENDENCE EQUITY FUND diversifies its investments to create a portfolio with a risk profile and characteristics similar to those of the S&P 500 Index. Consequently, the Fund invests in a number of industry groups without concentrating in any particular industry. In determining what constitutes "value," the Adviser and the Fund's Sub-adviser, IIA, seek stocks with the following attributes: high growth relative to price/earnings ratio; rising dividend stream; and high asset value. To determine whether a company's stock exhibits improving fundamentals, the Adviser and IIA look for accelerating earnings growth, positive earnings surprises when compared to the market's expectations and favorable cyclical timing. The Fund may also invest in securities of foreign issuers which are U.S. dollar denominated and traded on a U.S. exchange, in the form of common stocks or American Depository Receipts.

    SOVEREIGN INVESTORS FUND GENERALLY INVESTS IN SEASONED COMPANIES IN SOUND FINANCIAL CONDITION WITH A LONG RECORD OF PAYING DIVIDENDS.

Under normal circumstances, the SOVEREIGN INVESTORS FUND invests at least 65% of its total assets in dividend paying securities. The Adviser expects that common stocks will ordinarily offer the greatest dividend paying potential and will constitute a majority of the Fund's assets. The Fund may also invest a smaller portion of its assets in corporate and U.S. Government fixed income securities. For defensive purposes, however, the Fund may temporarily hold a larger percentage of high grade liquid preferred stock or fixed income securities. The Adviser and the Fund's Sub-adviser, SAMCorp, will select securities for the Fund's portfolio mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution of the Fund's assets among various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon the judgment of the Adviser or SAMCorp of what might best achieve the Fund's investment objective.

While there is considerable flexibility in the investment grade and type of security in which the Fund may invest, the Fund currently uses a strategy of investing only in those common stocks which have a record of having increased their dividend payout in each of the preceding ten or more years. This "dividend performers" strategy can be changed at any time.

    EACH EQUITY FUND MAY INVEST A PORTION OF ITS TOTAL ASSETS IN CORPORATE AND GOVERNMENTAL FIXED INCOME SECURITIES.

Although under normal market conditions each Equity Fund (other than the Growth and Income Fund) intends to be substantially fully invested in common stocks, each Equity Fund may invest in fixed income securities for purposes of managing its cash position and for temporary defensive purposes. Fixed income investments of these Funds may include bonds, notes, preferred stock and convertible fixed income securities issued by U.S. corporations or the U.S. Government and its political subdivisions. The Financial Industries Fund, Emerging Growth Fund, Special Opportunities Fund, Growth Fund and Growth and Income Fund may also invest in fixed income securities issued by foreign corporations or foreign governments and their political subdivisions (although no more than 25% of Growth Fund's assets will be invested in foreign securities). The value of fixed income securities varies inversely with interest rates. The value of convertible issues, while influenced by the level of interest rates, will also be affected by the changing value of the underlying common stocks into which they are convertible.

The fixed income securities of Emerging Growth Fund, Special Opportunities Fund and Independence Equity Fund will be rated "investment grade" (i.e., rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, determined to be of investment grade quality by the Adviser or relevant Sub-adviser. Growth and Income Fund may invest up to 15% of its net assets in Junk Bonds including convertible securities, that may be rated as low as CC by S&P, Ca by Moody's or their unrated equivalents. Fixed income securities held by Sovereign Investors Fund and the Growth Fund may be rated as low as C by S&P or Moody's. No more than 5% of the Sovereign Investors Fund's and the Growth Fund's assets will be invested in fixed income securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined to be of comparable quality by the Adviser.

The Financial Industries Fund may invest in debt securities of financial services companies and in debt and equity securities of companies outside of the financial services sector. The Fund may invest up to 5% of its net assets in below-investment grade debt securities, rated as low as CCC by S&P or Caa by Moody's or, if unrated, determined to be of comparable quality by the Adviser.

Fixed income securities rated BBB or Baa or higher normally exhibit adequate protection parameters. However, fixed income securities rated BBB or Baa or lower have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than with higher grade bonds. Fixed income securities rated lower than BBB or Baa are high risk securities commonly known as "junk bonds." See "LOWER RATED SECURITIES" and the APPENDIX to this Prospectus for a description of the risks and characteristics of various ratings categories. Each Equity Fund (other than the Sovereign Investors Fund) may retain fixed income securities whose ratings are downgraded below the minimum ratings described above until the Adviser or relevant Sub-adviser determines that disposing of such securities is in the best interests of the affected Fund. If any security in Sovereign Investors Fund's portfolio falls below the Fund's minimum credit quality standards, as a result of a rating downgrade or the Adviser's or Sub-adviser's determination, the Fund will dispose of the security as promptly as possible while attempting to minimize any loss.

THE FIXED INCOME FUNDS

    THE FIXED INCOME FUNDS OFFER A RANGE OF INVESTMENT ALTERNATIVES FOCUSING PRIMARILY ON CORPORATE AND GOVERNMENTAL FIXED INCOME SECURITIES.

Under normal circumstances, the BOND FUND, STRATEGIC INCOME FUND AND HIGH YIELD BOND FUND (collectively, the "Fixed Income Funds") each invests at least 65% of its total assets in fixed income securities. Each Fixed Income Fund invests in a broad range of fixed income securities, including bonds, notes, preferred stock and convertible debt securities issued by U.S. corporations or the U.S. Government and its political subdivisions. The Funds may invest in mortgage-backed securities and the Bond, Strategic Income and High Yield Bond Funds may invest in asset-backed securities. The Fixed Income Funds may also invest in fixed income securities issued by foreign corporations or governments and their political subdivisions. The fixed income securities in which the Funds may invest are subject to varying credit quality criteria. The Fixed Income Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted below.

The value of fixed income securities generally varies inversely with interest rates. The longer the maturity of the fixed income security, the more volatile will be changes in its value resulting from changes in interest rates. The value of fixed income securities with conversion features, however, will also be affected by changes in the value of the common stocks into which such fixed income securities are convertible.

    THE BOND FUND INVESTS PRIMARILY IN
    A DIVERSIFIED PORTFOLIO OF FREELY MARKETABLE INVESTMENT GRADE FIXED INCOME SECURITIES OF U.S. AND FOREIGN ISSUERS.

Under normal market conditions, the BOND FUND invests at least 65% of its total assets in bonds and/or debentures. In addition, at least 75% of the Fund's total assets will be invested in fixed income securities which have, at the time of purchase, a rating within the four highest grades as determined by S&P (AAA, AA, A, or BBB) or Moody's (Aaa, Aa, A or Baa) or their respective equivalent ratings; fixed income securities of banks, the U.S.

Government and its agencies or instrumentalities and other issuers which, although not rated as a matter of policy by either S&P or Moody's, are considered by the Adviser to have investment quality comparable to securities receiving ratings within the four highest grades; and cash and cash-equivalents. Fixed income securities rated BBB or Baa and unrated debt securities of comparable credit quality are subject to certain risks. See "INVESTMENT GRADE SECURITIES."

The Fund may also invest up to 25% of its total assets in fixed income securities rated below BBB by S&P or below Baa by Moody's or their respective equivalent ratings or in securities which are unrated. The Fund may invest in securities rated as low as CC or Ca and unrated securities of comparable credit quality as determined by the Adviser. These ratings indicate obligations that are highly speculative and often in default. Securities rated lower than Baa or BBB are high risk securities generally referred to as "junk bonds." See "Lower Rated Securities" and the APPENDIX to this Prospectus for a description of the risks and characteristics of the various ratings categories.

The Fund may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.

The Fund may invest in securities of United States and foreign issuers. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in foreign securities (excluding U.S. dollar-denominated Canadian securities).

    THE STRATEGIC INCOME FUND SEEKS A HIGH LEVEL OF CURRENT INCOME BY INVESTING PRIMARILY IN FIXED INCOME SECURITIES OF U.S. AND FOREIGN ISSUERS.

The STRATEGIC INCOME FUND invests in all types of fixed income securities including foreign government and foreign corporate securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers. Under normal circumstances, the Fund's assets are invested in each of the foregoing three sectors. However, from time to time the Fund may invest up to 100% of its total assets in any one sector. The Fund may invest up to 10% of its net assets in common stocks and similar equity securities of U.S. and foreign companies. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. The fixed income securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interests, multiple class passthrough securities, collateralized mortgage obligations, stripped debt securities, other mortgage-backed securities, asset-backed securities and other derivative debt securities. Variable and floating rate instruments, mortgage-backed securities and asset-backed securities are derivative instruments that derive their value from an underlying security. Derivative securities are subject to additional risks. See "DERIVATIVE INSTRUMENTS."

The higher yields and the high income sought by the Fund are generally obtainable from investments in the lower rating categories. The Fund may invest up to 100% of its total assets in fixed income securities rated below Baa by Moody's, or below BBB by S&P, or in securities which are unrated. The Fund may invest in securities rated as low as Ca or CC, which may indicate that the obligations are highly speculative and in default. Fixed income securities rated below Baa or BBB are commonly called "junk bonds." See "LOWER RATED SECURITIES" and the APPENDIX to this Prospectus for a description of the risks and characteristics of the various ratings categories.

    THE HIGH YIELD BOND FUND INVESTS PRIMARILY
    IN LOWER-RATED, HIGH-YIELDING, FIXED INCOME SECURITIES.

Under normal market conditions, the HIGH YIELD BOND FUND invests at least 65% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or in unrated securities of comparable quality as determined by the Adviser. Up to 30% of the fund's total assets may be invested in bonds rated Ca by Moody's or CC by S&P or in unrated securities of comparable quality as determined by the adviser. See "LOWER RATED SECURITIES" and the APPENDIX to this Prospectus for a description of the risks and characteristics of the various ratings categories. Up to 40% of the Fund's total assets may be invested in the securities of issuers in the electric utility and telephone industries. For all other industries, the limitation is 25% of assets. The Fund may also invest up to 20% of its net assets in U.S. or foreign equities.

The types of debt securities in which the Fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations.

For liquidity and flexibility, the Fund may place up to 35% of its total assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The Fund also may invest in certain higher-risk investments, including options, futures and restricted securities. See "RISK FACTORS, INVESTMENTS AND TECHNIQUES."

THE MONEY MARKET FUND

    THE MONEY MARKET FUND INVESTS ONLY IN HIGH-QUALITY MONEY MARKET
    INSTRUMENTS.

The MONEY MARKET FUND invests in money market instruments including, but not limited to, U.S. Government, municipal and foreign government securities; obligations of supranational organizations (e.g., the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; repurchase agreements and reverse repurchase agreements. All of the Fund's investments are denominated in U.S. dollars.

At the time the Money Market Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations while second tier securities have received ratings within the two highest categories from at least two rating agencies, but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trust's Board of Trustees, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

The Fund seeks to maintain a constant $1.00 share price although there can be no assurance it will do so. All of the Fund's investments will mature in 397 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less.

    EACH FUND MAY EMPLOY CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES TO HELP ACHIEVE ITS INVESTMENT OBJECTIVE.

Each Fund (other than the Independence Equity Fund, Sovereign Investors Fund, and Money Market Fund) may invest in the securities of foreign issuers, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). The Independence Equity Fund, Sovereign Investors Fund, and Money Market Fund may invest in U.S. Dollar denominated securities of foreign issuers. Each Fund may purchase securities on a forward commitment or when-issued basis and invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities. In addition, each Fund may lend portfolio securities and may make temporary investments in short-term securities, including repurchase agreements and other money market instruments, in order to receive a return on uninvested cash. To avoid the need to sell equity securities to meet redemption requests, and to provide flexibility to take advantage of investment opportunities, Financial Industries Fund may invest up to 15% of its net assets in cash or in investment grade short-term securities. Each Fund may enter into reverse repurchase agreements. See "RISK FACTORS, INVESTMENTS AND TECHNIQUES" for more information on each Fund's investments.

When, in the opinion of the Adviser or relevant Sub-adviser, extraordinary market or economic conditions warrant, each Fund may, for temporary defensive purposes, hold cash, cash equivalents or fixed income securities without limitation. The Financial Industries Fund may hold up to 80% of its total assets in cash, cash equivalents or fixed income securities.

Each Fund has adopted investment restrictions detailed in the Statement of Additional Information. Some of these restrictions may help to reduce investment risk. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and non-fundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, investors should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

    BROKERS ARE CHOSEN FOR FUND TRANSACTIONS ON THE BASIS OF BEST PRICE AND EXECUTION.

The primary consideration in choosing brokerage firms to carry out a Fund's transactions is execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Pursuant to procedures determined by the Trustees, the Adviser may place securities transactions with a broker affiliated with the Adviser or a Sub-adviser. This broker is John Hancock Distributors, Inc., which is indirectly owned by the Life Company, which in turn indirectly owns the Adviser and certain Sub-advisers. Fixed income securities are generally purchased and sold in transactions with dealers acting as principal and involve a "spread" rather than a commission. Commission rates on many foreign securities exchanges are fixed and are generally higher than U.S. commission rates, which are negotiable.

PURCHASE AND REDEMPTION
OF SHARES

INVESTMENTS IN SHARES OF THE FUNDS

Each Fund sells its shares at net asset value ("NAV") directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts. Variable Contract separate accounts may or may not make investments in all the Funds described in this Prospectus. Investments in a Fund (other than certain automatic investments described below under "Redeeming Shares") are credited to an insurance company's separate account immediately upon acceptance of the investment by the Fund. The offering of shares of any Fund may be suspended for a period of time and each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of a Fund.

SHARE PRICE

Shares of each Fund are offered at the NAV per share of that Fund. The NAV per share is the value of one share and is calculated by dividing a Fund's net assets by the number of outstanding shares of that Fund.

Securities in a Fund's portfolio are valued on the basis of market quotations and valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term fixed income investments maturing within 60 days are valued at amortized cost, which the Board of Trustees has determined approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the Exchange is open. On any day an international market is closed and the New York Stock Exchange is open, the foreign securities will be valued at the prior day's close with the current day's exchange rate.

REDEEMING SHARES

Shares of a Fund may be redeemed on any business day. Redemptions (other than certain automatic redemptions described below) are effected at the per share NAV next determined after receipt and acceptance of the redemption request by a Fund. Redemption proceeds will normally be forwarded by bank wire to the redeeming insurance company on the next business day after receipt of the redemption instructions by a Fund. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven (7) days or longer, as permitted by Federal securities laws.

Purchases and redemptions arising out of an automatic transaction under an insurance contract (such as investment of net premiums, death of insureds, deduction of fees and charges, transfers, surrenders, loans, loan repayments, deductions of interest on loans, lapses, reinstatements and similar automatic transactions) are effected at the net asset value per share computed as of the close of business on the day as of which the automatic transaction is effected, even though the order for purchase or redemption of Fund shares is not received until after close of business.

ORGANIZATION AND
MANAGEMENT OF THE FUNDS

    THE TRUSTEES ELECT OFFICERS AND RETAIN THE ADVISER AND THE SUB-ADVISERS, WHO ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE FUNDS, SUBJECT TO THE TRUSTEES' POLICIES AND SUPERVISION.

Each Fund is a separate portfolio of the Trust, which is an open-end, investment management company organized as a Massachusetts business trust in 1995. The Trust has an unlimited number of authorized shares, and currently has fifteen distinct funds.

Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within that Fund. The Trustees have the authority, without further shareholder approval, to establish additional funds within the Trust and to classify and reclassify the shares of the Funds, or any new fund of the Trust, into one or more classes. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for such purposes as electing or removing Trustees, changing fundamental restrictions or approving a management contract. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company's separate account Prospectus.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Funds. However, each Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of a Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is, therefore, limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote. Liabilities attributable to one Fund are not charged against the assets of any other Fund.

    JOHN HANCOCK ADVISERS, INC. ADVISES INVESTMENT COMPANIES HAVING A TOTAL ASSET VALUE OF MORE THAN $30 BILLION.

The Adviser was organized in 1968 and is a indirect wholly-owned subsidiary of the Life Company, a financial services company. It provides the Funds, and other investment companies in the John Hancock group of Funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares of the Funds. Certain officers of the Trust are also officers of the Adviser, the Sub-advisers and John Hancock Funds. Pursuant to an order granted by the SEC, the Trust has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Funds in other John Hancock funds.

Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the Independence Equity Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of the Life Company. IIA provides investment advice and advisory services to investment companies and institutional accounts.

Sovereign Asset Management Corporation ("SAMCorp") serves as the sub-adviser to the Sovereign Investors Fund pursuant to a sub-advisory agreement among the Fund, the Adviser and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of the Life Company. SAMCorp provides investment advice and advisory services to investment companies and private and institutional accounts.

The person or persons primarily responsible for the day-to-day management of each Fund (other than the Money Market Fund) are listed below:

FINANCIAL INDUSTRIES FUND

James K. Schmidt, CFA, has led the fund's management team since the fund's inception. Mr. Schmidt, executive vice president, has been in the investment business since 1979. Other portfolio managers on the team are Thomas Finucane and Thomas Goggins. Mr. Finucane, vice president, has been in the investment business since joining the Adviser in 1990 and has been a member of the management team since the fund's inception. Mr. Goggins, senior vice president, has been in the investment business since 1986 and joined the team in 1998.

EMERGING GROWTH FUND

Bernice S. Behar, CFA, leads the fund's portfolio management team. Other team members are managers Laura Allen, CFA and Anurag Pandit, CFA. Ms. Behar, senior vice president, has been in the investment business since 1986 and has managed the fund since 1996. Ms. Allen, senior vice president has been in the investment business since 1981 and joined the fund's management team in 1998. Mr. Pandit, vice president, has been in the investment business since 1984 and a member of the fund's team since 1996.

SPECIAL OPPORTUNITIES FUND

Ms. Barbara C. Friedman, CFA, assisted by a team of portfolio managers and analysts, has been primarily responsible for the management of the Fund since 1998. Ms. Friedman, a senior vice president, has been associated with the Adviser since 1998 and in the investment business since 1973.

GROWTH FUND

Benjamin A. Hock, Jr., CFA, has led the Fund's portfolio management team since May 1998. A senior vice president of the adviser since 1994, Mr. Hock has been in the investment business for over 25 years.

GROWTH AND INCOME FUND

Timothy E. Keefe, CFA, has led the Fund's portfolio management team since the Fund's inception. Mr. Keefe, a senior vice president of the Adviser, has been with the Adviser since July 1996. He has been in the investment business since 1987.

INDEPENDENCE EQUITY FUND

All investment decisions for the Independence Equity Fund are made by a portfolio management team of investment professionals employed by Independence Investment Associates, Inc., the Fund's Sub-Adviser, and no single person is primarily responsible for making recommendations for the team.

SOVEREIGN INVESTORS FUND

John F. Snyder, III and Barry H. Evans, CFA, have led the Fund's portfolio management team since the Fund's inception. Mr. Snyder, an investment manager since 1971, is an executive vice president of Sovereign Asset Management Corp., the Fund's Sub-adviser, and a wholly owned subsidiary of John Hancock Funds. Mr. Evans, a senior vice president of the Adviser, joined John Hancock Funds in 1986.

BOND FUND

James K. Ho, CFA, leads the Fund's portfolio management team and has been primarily responsible for the management of the Fund since its inception. Mr. Ho, an executive vice president, has been associated with the Adviser since 1985 and in the investment business since 1977. Other team members are Mr. Anthony A. Goodchild and Mr. Benjamin A. Matthews, vice presidents, who have been associated with the Adviser since 1994 and 1995, respectively, and have been in the investment business for thirty and twenty-five years, respectively.

STRATEGIC INCOME FUND

Frederick L. Cavanaugh and Arthur Calavritinos have led the fund's portfolio management team since the fund's inception. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973. Mr. Calavritinos, vice president, has been in the investment business since 1987 and joined the Adviser in 1988. Roger C. Hamilton joined the team in 1998. Mr. Hamilton, a vice president, joined John Hancock Funds in December 1994 and has been in the investment business since 1980.

HIGH YIELD BOND FUND

Arthur Calavritinos and Fred Cavanaugh have led the fund's portfolio management team since the Fund's inception. Mr. Calavritinos, vice president, joined the Adviser in 1988. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986. Janet L. Clay joined the team in 1998. Ms. Clay, a vice president, joined John Hancock Funds in August 1995 and has been in the investment business since 1990.

In order to avoid any conflict with portfolio trades for the Funds, the Adviser, the Sub-advisers and the Funds have adopted extensive restrictions on personal securities trading by personnel of the Adviser, the Sub-advisers and their affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. The Sub-advisers have adopted similar restrictions which may differ where appropriate as long as they have similar intent. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of management.

YEAR 2000 COMPLIANCE
The Adviser has addressed the Year 2000 issue by taking steps that it believes are reasonably designed to address the potential failure of computer programs used by the Adviser and the Funds' service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

THE FUNDS' EXPENSES

Each Fund pays a monthly fee to the Adviser for managing the Fund's investment and business affairs, which is equal on an annual basis to a percentage of the Fund's average daily net assets. These fees are as follows:

                           FUND                             RATE
                           ----                             ----
Financial Industries Fund.................................  0.80%
Emerging Growth Fund......................................  0.75%
Special Opportunities Fund................................  0.75%
Growth Fund...............................................  0.75%
Growth and Income Fund....................................  0.60%
Independence Equity Fund..................................  0.70%
Sovereign Investors Fund..................................  0.60%
Bond Fund.................................................  0.50%
Strategic Income Fund.....................................  0.60%
High Yield Bond Fund......................................  0.60%
Money Market Fund.........................................  0.50%

The Adviser pays sub-advisory fees out of its own assets and no Fund is responsible for paying a fee to its respective Sub-adviser.

The Adviser pays a portion of its advisory fee from the Independence Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

The Adviser pays a portion of its fee from the Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable by the Fund.

The Funds also compensate the Adviser for performing tax and financial management services. Compensation by each fund is not expected to exceed 0.02% of its average net assets on an annual basis.

    EACH FUND PAYS CERTAIN ADDITIONAL EXPENSES.

Each Fund pays fees to the Independent Trustees of the Trust, the expenses of the continuing registration and qualification of its shares for sale, the charges of custodians and transfer agents, and auditing and legal expenses. The Adviser may, from time to time, agree that all or a portion of its fee will not be imposed for specific periods or make other arrangements to limit the Funds' expenses to not more than a specified percentage of average net assets (currently 0.25% excluding advisory fees). The Adviser retains the right to reimpose the fee and recover any other payments to the extent annual expenses fall below the limit at the end of the fiscal year.

DIVIDENDS AND TAXES

Dividends from net investment income are declared and paid as follows:

                   FUND                      DECLARED       PAID
                   ----                      --------       ----
Financial Industries Fund..................  Annually     Annually
Emerging Growth Fund.......................  Annually     Annually
Special Opportunities Fund.................  Annually     Annually
Growth Fund................................  Annually     Annually
Growth and Income Fund.....................  Quarterly    Quarterly
Independence Equity Fund...................  Quarterly    Quarterly
Sovereign Investors Fund...................  Quarterly    Quarterly
Bond Fund..................................  Daily        Monthly
Strategic Income Fund......................  Daily        Monthly
High Yield Bond Fund.......................  Daily        Monthly
Money Market Fund..........................  Daily        Monthly

Capital gains distributions are generally declared annually. Dividends are automatically reinvested in additional shares of the Funds.

TAXATION. For a discussion of the tax status of your Variable Contract, including the tax consequences of withdrawals or other payments, refer to the Prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal record keeping.

Each Fund is treated as a separate entity for tax purposes and intends to qualify and be treated each year as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must satisfy certain requirements in Subchapter M of the Code relating to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders. As a regulated investment company, each Fund will not be subject to Federal income taxes on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with the timing requirements of the Code. Each Fund expects to distribute to the life insurance company separate accounts owning its shares all or substantially all of its net investment income and net realized capital gains, if any, for each taxable year.

Distributions from a Fund's net investment income, certain net foreign exchange gains, and any excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income, and distributions from any excess of net long-term capital gain over net short-term capital loss so designated by a Fund will be treated as capital gain by the investing insurance companies. Such companies should consult their own tax advisers regarding whether such distributions are subject to federal income tax if they are properly added to reserves for the applicable variable contracts.

In addition to the above, each Fund also follows certain portfolio diversification requirements imposed under the Code on separate accounts of insurance companies that are used to fund Variable Contracts. More specific information on these diversification requirements is contained in the Trust's Statement of Additional Information.

If a Fund does not both qualify as a regulated investment company and satisfy the additional diversification requirements referred to above, the holders of Variable Contracts based on a separate account that invested in that Fund might become subject to taxation of all income on such contracts unless the failure is permitted to be corrected by the Internal Revenue Service.

PERFORMANCE

    EACH FUND MAY ADVERTISE ITS TOTAL RETURN.

Total return is based on the overall change in value of a hypothetical investment in a Fund. A Fund's total return shows the overall dollar or percentage change in value, assuming the reinvestment of all dividends. Cumulative total return shows a Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in a Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Total return calculations are at net asset value because no sales charges are incurred by Variable Contract separate accounts.

    EACH FUND MAY ALSO ADVERTISE YIELD.

Yield reflects a Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

Money Market Fund's yield refers to the income generated by an investment in the Fund over a specified seven-day period, expressed as an annual percentage rate. Money Market Fund's effective yield is calculated similarly, but assumes that the income earned from investments is reinvested in shares of the Fund. Money Market Fund's effective yield will tend to be slightly higher than its yield because of the compounding effect of this reinvestment.

Yield is calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements.

The value of a Fund's shares when redeemed may be more or less than their original cost. Total return and yield are historical calculations and are not indications of future performance.

RISK FACTORS, INVESTMENTS
AND TECHNIQUES

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Each Fund will diversify its investments in common stocks of companies in a number of industry groups. Common stocks have the potential to outperform fixed income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

FINANCIAL INDUSTRIES. Since the Financial Industries Fund's investments will be concentrated in the financial services sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

In addition, most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between banking and investment banking activities would allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry.

The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies. See "Foreign Issuers."

The market value of debt securities in the Fund's portfolio will tend to vary in an inverse relationship with changes in interest rates. For example, as interest rates rise, the market value of debt securities tends to decline.

FIXED INCOME SECURITIES. Fixed income securities of corporate and governmental issuers are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the issuer's creditworthiness and general market liquidity (market risk). Debt securities will be selected based upon credit risk analysis of issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available from a particular issuer as well as analysis of the anticipated volatility and liquidity of the fixed income instruments. The longer a Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in rates will generally decrease the value of the Fund's securities, while a decline in interest rates will generally increase their value.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

INVESTMENT GRADE SECURITIES. Each Fund other than the Money Market Fund may invest in securities that are rated in the lowest category of "investment grade" (BBB by S&P or Baa by Moody's) or unrated securities determined by the Adviser or relevant Sub-adviser to be of comparable quality. Securities in the lowest category of investment grade are considered medium grade obligations and normally exhibit adequate protection parameters. However, these securities also have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than in the case of higher grade obligations.

LOWER RATED SECURITIES. The Financial Industries Fund, Growth and Income Fund, Sovereign Investors Fund, Growth Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in securities rated below investment grade, commonly referred to as junk bonds. Debt obligations rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of high yield, high risk, fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the assets of the Financial Industries Fund, Growth and Income Fund, Sovereign Investors Fund, Growth Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund. The reduced availability of reliable objective data may increase these Funds' reliance on management's judgment in valuing the high yield, high risk bonds. To the extent that these Funds invest in high yield, high risk securities, achieving the Funds' objectives will depend more on the Adviser's or relevant Sub-adviser's judgment and analysis than would otherwise be the case. In addition, these Funds' investments in high yield, high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of these securities and may do so in the future, particularly with respect to highly leveraged issuers. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay cash interest periodically. Increasing rate note securities are typically refinanced by the issuers within a short period of time. A Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions.

WARRANTS. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES. Each Fund (other than the Money Market Fund) may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the same or another issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which these securities are convertible depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent of such risk reduction depends upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser or relevant Sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

SECURITIES OF FOREIGN ISSUERS. Each Fund, except for the Independence Equity Fund, Sovereign Investors Fund and Money Market Fund, may invest in U.S. dollar and foreign denominated securities of foreign issuers. The Independence Equity Fund, Sovereign Investors Fund, and Money Market Fund may only invest in U.S. dollar denominated securities, including those of foreign issuers which are traded on a U.S. exchange. In making the allocation of assets for the Funds among various countries and geographic regions, the Adviser and relevant Sub-adviser ordinarily consider factors such as the investment attractiveness of the issuer; the strengths and weaknesses of the currencies in which the securities are denominated; expected levels of inflation and interest rates; government policies influencing business conditions; the financial condition of the issuer and other pertinent financial, tax, social, political, currency and national factors.

Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting requirements as domestic companies; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Security trading practices abroad may offer less protection to investors such as the Funds. Additionally, because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, that the Funds distribute. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Funds' investments in foreign securities may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The expense ratios of Funds with significant investments in foreign securities can be expected to be higher than those of mutual funds investing solely in domestic securities since the expenses of these Funds, such as the cost of maintaining custody of foreign securities and advisory fees, are usually higher.

The risks of foreign investing may be intensified in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions of foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain realized gains or losses on the sale of foreign currency denominated debt obligations held by a Fund, to the extent attributable to fluctuations in foreign currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, e.g., from transactions in foreign currencies or currency forward contracts, may be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution.

DEPOSITARY RECEIPTS. Each Fund (other than Money Market Fund) may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Fund is permitted to invest. ADRs (sponsored and unsponsored) are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation and are designed for trading in United States securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

FOREIGN CURRENCY TRANSACTIONS. Each of the Funds, except the Independence Equity Fund, Sovereign Investors Fund and Money Market Fund, may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. As a result, these Funds may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. These Funds will not speculate in foreign currencies or in forward foreign currency exchange contracts, but will enter into these transactions only in connection with their hedging strategies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency.

GOVERNMENT SECURITIES. Each Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs") and Federal National Mortgage Association ("Fannie Maes"), and obligations supported by the credit of the instrumentality, such as Student Loan Marketing Association bonds ("Sallie Maes").

Each Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

"Stripped" mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the Adviser or relevant Sub-adviser may, in accordance with guidelines adopted by the Board of Trustees, determine that certain stripped mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities.

Other types of mortgage-backed securities may be developed in the future, and a Fund may invest in them if the Adviser or relevant Sub-adviser determines they are consistent with the Fund's investment objectives and policies.

ASSET-BACKED SECURITIES. Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure or in a multiple class CMO-type structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and a number of state and Federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on these securities.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. The Bond Fund, Strategic Income Fund and High Yield Bond Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund's borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Emerging Growth Fund, Special Opportunities Fund, Growth Fund, Growth and Income Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate.

The remaining Funds do not intend to invest for the purpose of seeking short-term profits. These Funds' particular portfolio securities may be changed, however, without regard to the holding period of these securities when the Adviser or relevant Sub-adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or in general market conditions.

The portfolio turnover rate for the Funds is shown in the section captioned "The Funds' Financial Highlights." In the future, the estimated portfolio turnover rate of each Equity Fund is expected to be less than 100%. The estimated portfolio turnover rates of the remaining Funds are as follows: Bond Fund and High Yield Bond Fund: 100% and Strategic Income Fund: 200%. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for Federal income tax purposes.

OPTIONS AND FUTURES TRANSACTIONS. Each Fund (other than the Money Market Fund) may buy and sell options contracts, financial futures contracts and options on futures contracts. Options and futures contracts are bought and sold to manage a Fund's exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. These Funds may purchase and sell options and futures based on securities, indices, or currencies, including options and futures traded on foreign exchanges and options not traded on any exchange.

Options and futures can be volatile investments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund's return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments, or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce income, gains or losses.

A Fund will not engage in a transaction in futures or options on futures for nonhedging purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish nonhedging positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Funds' transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

SWAP AGREEMENTS. As one way of managing exposure to different types of investments, Bond Fund, Strategic Income Fund and High Yield Bond Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. Each of these Funds may also enter into currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to the risk of a counterparty's failure to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain in a segregated account with its custodian, cash or liquid debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

DERIVATIVE INVESTMENTS. Consistent with its investment objective, each Fund may purchase or enter into derivative investments to enhance return, to hedge against fluctuations in interest rates, securities prices or currency exchange rates, to change the duration of the Fund's fixed income portfolio or as a substitute for the purchase or sale of securities or currency. A Fund's investments in derivative securities may include certain mortgage-backed and indexed securities. A Fund's transactions in derivative contracts may include the purchase or sale of futures contracts on securities, indices or currency; options on futures contracts; options on securities, indices or options on futures contracts; options on securities, indices or currency; forward contracts to purchase or sell securities or currency; currency, mortgage and interest rate swaps; and interest rate caps, floors and collars. All of the Funds' transactions in derivative instruments involve a risk of loss of principal due to unanticipated adverse changes in interest rates, securities prices or currency exchange rates. The loss on derivative contracts (other than purchased options, caps, floors and collars) may exceed a Fund's initial investment in these contracts. In addition, a Fund may lose the entire premium paid for purchased options, caps, floors and collars that expire before they can be profitably exercised by the Fund.

STRUCTURED SECURITIES. The Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices and other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the yield or value of the security at maturity. In addition, the change in the yield or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex fixed income investments.

PARTICIPATION INTERESTS. The Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in participation interests. Participation interests, which may take the form of interests in or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. A Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

SMALLER CAPITALIZATION COMPANIES. Each Equity Fund may invest in smaller capitalization companies. These companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

SHORT SALES. Each Fund (other than Money Market Fund) may engage in short sales "against the box," as well as short sales for hedging purposes. The Financial Industries Fund, Growth Fund, Emerging Growth Fund and Special Opportunities Fund may engage in short sales to profit from an anticipated decline in a security's value. When a Fund engages in a short sale other than "against the box," it will place cash or liquid securities in a segregated account and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, a Fund is limited in the amount of the Fund's net assets that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than "against the box" may involve an unlimited exposure to loss. SEE THE STATEMENT OF ADDITIONAL INFORMATION.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for Money Market Fund) of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, certain over-the-counter options, privately-issued stripped mortgage-backed securities, certain interest rate swaps, caps, collars and floors, certain restricted securities and securities that are not readily marketable. Each Fund may also invest without limitation in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and, to the extent consistent with its investment policies, foreign securities acquired in accordance with Regulation S under the Securities Act of 1933.

LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional income and as a matter of fundamental policy, each Fund may lend portfolio securities amounting to not more than 33 1/3% of its respective total assets taken at current value. Securities loaned by a Fund will remain subject to fluctuations in market value. Each Fund may also enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. These transactions must be fully collateralized at all times. However, they may involve credit risk to a Fund if the other party should default on its obligation and that Fund is delayed in or prevented from recovering the collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of a security by the Fund to a bank or securities firm and its agreement to repurchase the instrument at a specified time and price plus an agreed amount of interest. A Fund will use the proceeds to purchase other investments. Reverse repurchase agreements are considered to be borrowings by a Fund and as an investment practice may be considered to be speculative. A Fund will enter into a reverse repurchase agreement only when the Adviser determines that the return to be earned from the investment of the proceeds is likely to be greater than the interest expense of the transaction. A Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the firms involved.

The use of reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the reverse repurchase agreement) to increase the net asset value of a Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received by a Fund are invested in ways that do not fully recover the costs of such transactions, the net asset value of the Fund would fall faster than would otherwise be the case.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a forward or "when issued" basis. When a Fund engages in when-issued transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund's losing the opportunity to obtain an advantageous price and yield.

MUNICIPAL OBLIGATIONS. The High Yield Bond Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued and meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power of ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. Many issuers of securities chose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad for rated securities since many investors rely on rating organizations for credit appraisal.

PAY-IN-KIND, DELAYED AND ZERO COUPON BONDS. The Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions. At times when the Fund invests in pay-in-kind, delayed and zero coupon bonds, it will not be pursuing its primary objective of maximizing current income.

INDEXED SECURITIES. High Yield Bond Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

BRADY BONDS. The Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued debt (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of stateowned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION OF THE USES AND RISKS OF THE INVESTMENTS DESCRIBED ABOVE.

APPENDIX

As described in the Prospectus, the fixed income securities offering the high current income sought by certain of the Funds are ordinarily in the lower rating categories (that is, rated Baa or lower by Moody's or BBB or lower by S&P or are unrated).

Moody's describes its lower ratings for corporate bonds as follows:

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          JOHN HANCOCK VA BOND FUND              Y-T-D                        RATING                       RATING
                                                AVERAGE         % OF         ASSIGNED        % OF         ASSIGNED        % OF
                                                 YIELD        PORTFOLIO     BY ADVISER     PORTFOLIO     BY SERVICE     PORTFOLIO
                                                -------       ---------     ----------     ---------     ----------     ---------
AAA..........................................  $1,229,436        67.3%             0          0.0%       $1,229,436       67.3%
AA...........................................      27,890         1.5%             0          0.0%           27,890        1.5%
A............................................      87,767         4.8%             0          0.0%           87,767        4.8%
BAA..........................................     120,139         6.6%       $ 2,291          0.1%          117,848        6.4%
BA...........................................      85,797         4.7%             0          0.0%           85,797        4.7%
B............................................      58,052         3.2%         9,544          0.5%           48,508        2.7%
CAA..........................................       2,321         0.1%             0          0.0%            2,321        0.1%
CA...........................................           0         0.0%             0          0.0%                0        0.0%
C............................................           0         0.0%             0          0.0%                0        0.0%
D............................................           0         0.0%             0          0.0%                0        0.0%
                                               ----------       -----        -------          ---        ----------       ----
DEBT SECURITIES..............................   1,611,402        88.2%       $11,835          0.6%       $1,599,567       87.5%
EQUITY SECURITIES............................           0         0.0%
SHORT-TERM SECURITIES........................     216,077        11.8%
                                               ----------
TOTAL PORTFOLIO..............................   1,827,479       100.0%
OTHER ASSETS -- NET..........................      (8,435)
                                               ----------
NET ASSETS...................................  $1,819,044
                                               ==========

    JOHN HANCOCK VA STRATEGIC INCOME FUND        Y-T-D                        RATING                       RATING
                                                AVERAGE         % OF         ASSIGNED        % OF         ASSIGNED        % OF
                                                 YIELD        PORTFOLIO     BY ADVISER     PORTFOLIO     BY SERVICE     PORTFOLIO
                                                -------       ---------     ----------     ---------     ----------     ---------
AAA..........................................  $  909,853        27.9%              0         0.0%       $  909,853       27.9%
AA...........................................     113,334         3.5%              0         0.0%          113,334        3.5%
A............................................           0         0.0%              0         0.0%                0        0.0%
BAA..........................................           0         0.0%              0         0.0%                0        0.0%
BA...........................................     121,891         3.7%              0         0.0%          121,891        3.7%
B............................................   1,677,265        51.6%       $190,667         5.9%        1,486,599       45.6%
CAA..........................................      52,711         1.6%              0         0.0%           52,711        1.6%
CA...........................................           0         0.0%              0         0.0%                0        0.0%
C............................................           0         0.0%              0         0.0%                0        0.0%
D............................................           0         0.0%              0         0.0%                0        0.0%
                                               ----------       -----        --------         ---        ----------       ----
                                                        0
DEBT SECURITIES..............................   2,875,054        88.3%       $190,667         5.9%       $2,684,388       82.3%
                                                        0
EQUITY SECURITIES............................     114,843         3.5%
                                                        0
SHORT-TERM SECURITIES........................     268,538         8.2%
                                               ----------
                                                        0
TOTAL PORTFOLIO..............................   3,258,435       100.0%
                                                        0
OTHER ASSETS -- NET..........................      15,803
                                               ----------
                                                        0
NET ASSETS...................................  $3,274,238
                                               ==========

JOHN HANCOCK DECLARATION TRUST

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   SUB-INVESTMENT ADVISERS
   Independence Investment Associates, Inc. (Independence Equity Fund) 53 State Street
   Boston, Massachusetts 02109

   Sovereign Asset Management Corp. (Sovereign Investors Fund)
   1235 Westlakes Drive
   Berwyn, Pennsylvania 19312

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIANS
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, Massachusetts 02117

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

   SHAREHOLDER SERVICING AGENT
   John Hancock Servicing Center
   P.O. Box 9298
   Boston, Massachusetts 02205-9298

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUNDS

For Service Information
Telephone 1-800-824-0335

PVOOP    12/98

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